Supplement, dated November 16, 2006, to each of the following
                      Statements of Additional Information:

          Statement of Additional Information, dated March 1, 2006, for
                        Seligman Global Fund Series, Inc.

        Statements of Additional Information, each dated May 1, 2006, for Seligman High Income Fund Series, Seligman Time Horizon/Harvester Series Inc.
                      and Seligman Value Fund Series, Inc.

         Statement of Additional Information, dated October 2, 2006, for
                   Seligman TargetHorizon ETF Portfolios, Inc.
                           (collectively, the "Funds")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Funds' Statements of Additional Information (each, an "SAI"). The following changes are effective immediately.

The following information supersedes and replaces the first paragraph (the second paragraph with respect to the SAI of Seligman TargetHorizon ETF Portfolios, Inc.) under the heading "Investment Advisory and Other Services - Rule 12b-1 Plan - Class B" in each Fund's SAI (except for the information regarding amounts paid, if any, under the Rule 12b-1 Plan in respect of Class B shares):

Under its 12b-1 Plan, each Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties that have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid; Seligman Advisors may pay this portion of the distribution fee to Service Organizations who have not received any sales commission for the sale of Class B shares. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of a Fund may exceed the 12b-1 fees paid by such Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from such Fund in any other fiscal year; however, in any fiscal year a Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If a Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts, (other than amounts accrued but not yet paid) would be owed by such Fund to Seligman Advisors or the Purchasers with respect to Class B shares.

The following information supersedes and replaces the first paragraph contained under the heading "Investment Advisory and Other Services - Rule 12b-1 Plan - Class D" in each Fund's SAI (except for the information regarding amounts paid, if any, under the Rule 12b-1 Plan in respect of Class D shares):

Under its 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations or, (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class D shares to Service Organizations who elect not to receive a time-of-sale payment, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class D shares to those Service Organizations who elect not to receive a time-of-sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of a Fund.

The following paragraph supersedes and replaces the second paragraph under the heading "Purchase, Redemption, and Pricing of Shares - Purchase of Shares - Class C" in each Fund's SAI:

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: A.G. Edwards & Sons, Inc., Advest, Inc., Bear, Stearns & Co. Inc., Citigroup Global Markets, Inc., First Clearing, LLC, GPC Securities, Inc., INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc., Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., Ryan Beck & Co., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.

The following information supersedes and replaces item (6) under the heading "Purchase, Redemption and Pricing of Shares - Purchase of Shares - CDSC Waivers" in each Fund's SAI:

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program or retirement programs administered or serviced by the Princeton Retirement Group;